Exhibit 10.78

STANDSTILL AGREEMENT

THIS STANDSTILL AGREEMENT (the “Agreement”) is made and entered into effective as of November 17, 2012, by and among (i) BIOVEST INTERNATIONAL, INC., a Delaware corporation (“Biovest”); (ii) CORPS REAL, LLC, an Illinois limited liability company (the “Senior Lender”); (iii) PSOURCE STRUCTURED DEBT LIMITED, a Guernsey limited liability company (“PSource”), VALENS U.S. SPV I, LLC, a Delaware limited liability company (“Valens U.S.”), VALENS OFFSHORE SPV I, LTD., a Delaware limited liability company (“Valens Offshore I”), VALENS OFFSHORE SPV II, CORP., a Delaware corporation (“Valens Offshore II”), LAURUS MASTER FUND, LTD. (IN LIQUIDATION), a Cayman Islands company (“Laurus”), and ERATO CORP., a Delaware corporation (“Erato” and together with PSource, Valens U.S., Valens Offshore I, Valens Offshore II, and Laurus, collectively, the “Lenders”); and (iv) LV ADMINISTRATIVE SERVICES, INC., a Delaware corporation, as administrative and collateral agent for the Lenders (in such capacity, the “Agent” and together with the Lenders, the “Laurus/Valens Entities”). Each of Biovest, the Senior Lender and the Laurus/Valens Entities is a “Party” and collectively they are the “Parties” to this Agreement.

RECITALS

WHEREAS, on November 10, 2008, Biovest commenced a voluntary case for reorganization under Chapter 11 of Title 11 of the United States Code, 11 U.S.C. §§ 101 et seq. (the “Bankruptcy Code”), in the United States Bankruptcy Court for the Middle District of Florida, Tampa Division (the “Bankruptcy Court”), which was assigned Case No. 8:08-bk-17796-KRM (the “Biovest Bankruptcy Case”);

WHEREAS, pursuant to an order of the Bankruptcy Court, the Biovest Bankruptcy Case was jointly administered with the Chapter 11 case of In re: Accentia Biopharmaceuticals, Inc., Case No. 8:08-bk-17795-KRM (the “Lead Bankruptcy Case”);

WHEREAS, on August 16, 2010, Biovest and its wholly-owned subsidiaries filed with the Bankruptcy Court their First Amended Joint Plan of Reorganization of Biovest International, Inc., Biovax, Inc., AutovaxID, Inc., Biolender, LLC, and Biolender II, LLC under Chapter 11 of Title 11, United States Code dated as of August 16, 2010 [Doc. No. 906 in the Lead Bankruptcy Case] (the “Biovest Joint Plan”);

WHEREAS, on August 25, 2010, Biovest and its wholly-owned subsidiaries filed with the Bankruptcy Court their First Modification to First Amended Joint Plan of Reorganization of Biovest International, Inc., Biovax, Inc., AutovaxID, Inc., Biolender, LLC, and Biolender II, LLC under Chapter 11 of Title 11, United States Code dated as of October 25, 2010 [Doc. No. 1408 in the Lead Bankruptcy Case] (the “Biovest First Modification” and, together with the Biovest Joint Plan, the “Biovest Modified Plan”);

WHEREAS, on November 2, 2010, the Bankruptcy Court entered its Order Confirming First Amended Joint Plan of Reorganization of Biovest International, Inc., Biovax, Inc., AutovaxID, Inc., Biolender, LLC, and Biolender II, LLC under Chapter 11 of Title 11, United States Code Dated as of August 16, 2010, as Modified, Pursuant to 11 U.S.C. §1129 [Doc. No. 1546 in the Lead Bankruptcy Case] (the “Biovest Confirmation Order”);

WHEREAS, the Biovest Confirmation Order confirmed the Biovest Modified Plan in all respects;

WHEREAS, the effective date of the Biovest Modified Plan occurred on November 17, 2010 (the “Biovest Plan Effective Date”);

WHEREAS, the Senior Lender is the Holder of the DIP Lender Allowed Claim under the Biovest Modified Plan and, on the Biovest Plan Effective Date, Biovest executed a Promissory Note in favor of the Senior Lender (the “Senior Lender Note”) in the original principal amount of $3,169,223.44 (all outstanding amounts due and owing to the Senior Lender under the Senior Lender Note as of the date of this Agreement shall hereinafter be referred to as the “Senior Loan Obligations”);

WHEREAS, the maturity date of the Senior Lender Note is November 17, 2012 (the “Senior Lender Note Maturity Date”);

WHEREAS, PSource, Valens U.S., Valens Offshore I, Valens Offshore II, and Erato (collectively, with the Agent, the “Term A Noteholders”) are the Holders of the Laurus/Valens Allowed Secured Claim under the Biovest Modified Plan and, on the Biovest Plan Effective Date, Biovest executed Secured Term A Notes in favor of the Term A Noteholders (collectively, the “Term A Notes”) in the aggregate original principal amount of $24,900,000.00 (all outstanding amounts due and owing to the Term A Noteholders under the Term A Notes as of the date of this Agreement shall hereinafter be referred to as the “Term A Loan Obligations”);

WHEREAS, the maturity date of the Term A Notes is November 17, 2012 (the “Term A Notes Maturity Date”);

WHEREAS, PSource, Valens U.S., Valens Offshore I, Valens Offshore II, and Laurus (collectively, with the Agent, the “Term B Noteholders”) are the Holders of the Laurus/Valens Additional Allowed Secured Claim under the Biovest Modified Plan and, on the Biovest Plan Effective Date, Biovest executed Secured Term B Notes in favor of the Term B Noteholders (collectively, the “Term B Notes”) in the aggregate original principal amount of $4,160,000.00 (all outstanding amounts due and owing to the Term B Noteholders under the Term B Notes as of the date of this Agreement shall hereinafter be referred to as the “Term B Loan Obligations” and, together with the Term A Loan Obligations, shall hereinafter be referred to as the “Laurus/Valens Loan Obligations”);

WHEREAS, the Parties have entered into negotiations regarding the restructuring of the Senior Loan Obligations and the Laurus/Valens Loan Obligations and, in connection therewith, the Parties have agreed that the Senior Lender Note Maturity Date and the Term A Notes Maturity Date should be extended to January 31, 2013 in order to provide the Parties with the time necessary to conclude such negotiations;

WHEREAS, the Parties acknowledge and agree that Biovest is in need of significant additional financing in order to sustain its business operations;

WHEREAS, the Senior Lender is willing to provide an additional revolving credit facility to Biovest in the amount of up to $1,500,000.00 in accordance with the terms and conditions described in Sections 6 and 8 below, and the Laurus/Valens Entities have consented to the terms and conditions of such credit facility, subject to the terms and conditions set forth in this Agreement;

WHEREAS, the Senior Lender and the Agent are parties to that certain Subordination Agreement dated as of November 17, 2010 (the “Subordination Agreement”), pursuant to which the Laurus/Valens Entities have agreed that the payment by Biovest of the Laurus/Valens Loan Obligations shall be subordinated in right of payment and priority to the payment in full of the Senior Loan Obligations, up to a maximum amount of $3,169,223.44;

WHEREAS, the Parties have agreed that the Subordination Agreement shall be amended and restated as provided in Sections 6(h) and 8 below;

WHEREAS, the Parties are entering into this Agreement without altering the claims, rights or defenses available to the Parties under any of the loan documents (collectively, the “Loan Documents”) evidencing the Senior Loan Obligations or the Laurus/Valens Loan Obligations, except as otherwise expressly provided in this Agreement; and

WHEREAS, unless otherwise defined herein, capitalized terms used in this Agreement shall have the meaning ascribed to such terms in the Biovest Modified Plan.

NOW, THEREFORE, in consideration of the premises, the mutual benefits to be derived from this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

AGREEMENT

1. Recitals. The Parties agree that all of the above Recitals are true and correct in every respect and are incorporated herein.

2. Standstill Period. This Agreement is effective as of November 17, 2012 (the “Effective Date”) and shall terminate on January 31, 2013 (the “Termination Date”). The period of time from the Effective Date to and through the Termination Date shall hereinafter be referred to as the “Standstill Period.”

3. Forbearance. During the Standstill Period, the Senior Lender and the Laurus/Valens Entities agree not to exercise any rights or remedies available to them against Biovest or Accentia Biopharmaceuticals, Inc. under their respective Loan Documents, the Biovest Modified Plan, or under applicable law. Biovest agrees that it will not assert laches, waiver or any other defense to the enforcement of any such rights or remedies based upon the foregoing agreements by the Senior Lender and the Laurus/Valens Entities to forbear; provided, however, that all Parties shall be entitled to enforce the terms of this Agreement.

4. Extension of Senior Lender Note Maturity Date. The Senior Lender agrees to extend the Senior Lender Note Maturity Date from the Effective Date to through and including the Termination Date.

5. Extension of Term A Notes Maturity Date. The Term A Noteholders agree to extend the Term A Notes Maturity Date from the Effective Date to through and including the Termination Date.

6. New Credit Facility for Biovest. The Senior Lender agrees to provide a new revolving line of credit facility (the “Credit Facility”) to Biovest in accordance with the following terms and conditions:

(a) The Credit Facility will be in the principal amount of up to $1,500,000.00, and advances under the Credit Facility (the “Advances”) will be made at the request of Biovest, subject to the discretion of the Senior Lender;

(b) The closing (the “Closing”) of the Credit Facility shall occur by no later than December 1, 2012;

(c) At the Closing, Biovest will execute and deliver a promissory note, a security agreement, and a UCC-1 financing statement in favor of the Senior Lender, which documents shall be substantially based on the form of the Senior Lender Note, security agreement, and UCC-1 financing statement delivered by Biovest to the Senior Lender with respect to the Senior Loan Obligations;

(d) The Credit Facility will be secured by all of the assets of Biovest;

(e) Advances under the Credit Facility will bear interest at a rate of sixteen percent (16%) per annum computed on a daily basis based on the amounts outstanding. Interest shall accrue on the outstanding balance of the Advances from time to time and shall be payable on the Maturity Date (as defined below);

(f) All Advances outstanding under the Credit Facility together with any accrued interest and fees (collectively, the “Credit Facility Obligations”) shall become due and payable on the one (1) year anniversary of the date of the Closing (the “Maturity Date”);

(g) All Advances under the Credit Facility shall be used solely to fund the operations of Biovest in accordance with the terms of a budget through the period ending January 31, 2013 (the “Budget”). The Budget shall be subject to the approval of the Agent in the exercise of its sole and reasonable discretion. A draft of the Budget shall be delivered to the Agent for its approval not later than three (3) Business Days prior to the date of the first Advance under the Credit Facility;

(h) In accordance with the terms of the Amended and Restated Subordination Agreement (as defined below), the Laurus/Valens Loan Obligations shall be subordinated in right of payment and priority to the payment in full of all of the Credit Facility Obligations; and

(i) Biovest may prepay (in part or in full) the Credit Facility Obligations at any time without penalty or premium.

7. Consent of Laurus/Valens Entities. By their execution of this Agreement, the Laurus/Valens Entities consent to the terms and conditions of the Credit Facility as described in Section 6 above.

8. Amendment and Restatement of Subordination Agreement. At the Closing, the Senior Lender, the Agent and Biovest shall execute and deliver an amendment and restatement of the Subordination Agreement (the “Amended and Restated Subordination Agreement”) to provide that the payment by Biovest of the Laurus/Valens Loan Obligations shall be subordinated in right of payment and priority to the payment in full of all of the Credit Facility Obligations. The Amended and Restated Subordination Agreement shall be substantially based on the form of the Subordination Agreement.

9. No Admissions. This Agreement does not constitute (a) an admission or acknowledgment of any fact, conclusion of law, or liability by any of the Parties to this Agreement, or (b) an admission by any of the Parties of the propriety or validity of any claims asserted by any other Party. This Agreement shall not be offered or received in evidence in any litigation among the Parties except to enforce the terms of this Agreement.

10. No Novation. Except as expressly modified hereby, the Loan Documents and all other agreements, instruments, and documents executed or delivered in connection with the Senior Loan Obligations and the Laurus/Valens Loan Obligations have remained and shall remain at all times in full force and effect in accordance with their respective terms, and have not been novated by the provisions of this Agreement.

11. Notices. Any notice or request hereunder may be given to the Parties at the respective addresses set forth below or as may hereafter be specified in a notice designated as a change of address under this Section 11. Any notice or request hereunder shall be given by registered or certified mail, return receipt requested, hand delivery, overnight mail or facsimile transmission (confirmed by mail). Notices and requests shall be, in the case of those by hand delivery, deemed to have been given when delivered to any officer of the Party to whom it is addressed, in the case of those by registered or certified mail or overnight mail, deemed to have been given three (3) Business Days after the date when deposited in the mail or with the overnight mail carrier, and, in the case of a facsimile transmission, when confirmed.

Notices shall be provided as follows:

If to the Agent or the Lenders:	LV Administrative Services, Inc.

420 Lexington Avenue, Suite 2840

New York, New York 10170

Attention: Portfolio Services

Telephone: (212) 541-5800

Facsimile: (212) 581-5037

With a copy to:	Cole, Schotz, Meisel, Forman & Leonard, P.A.

25 Main Street, Court Plaza North

Hackensack, New Jersey 07601

Attention: Stuart Komrower, Esq. & Marc P. Press, Esq.

Telephone: (201) 525-6331

Facsimile: (201) 678-6331

If to Biovest:	Biovest International, Inc.

324 South Hyde Park Avenue, Suite 350

Tampa, Florida 33606

Attention: David Moser, Secretary

Telephone: (813) 864-2554

Facsimile: (813) 258-6912

With a copy to:	Stichter, Riedel, Blain & Prosser, P.A.

110 East Madison Street, Suite 200

Tampa, Florida 33602

Attention: Charles A. Postler, Esq.

Telephone: (813) 229-0144

Facsimile: (813) 229-1811

If to the Senior Lender:	Corps Real, LLC

1602 W. Kimmel Street

Marion, Illinois 62929

Attention: Ronald E. Osman

Telephone: 618-997-5151

Facsimile: 618-997-4983

or such other address as may be designated in writing hereafter in accordance with this Section 11.

12. Headings. The section headings of this Agreement are included for reference purposes only and shall not affect the construction or interpretation of any of the provisions of this Agreement.

13. Amendment. This Agreement may not be altered, amended, or modified in any respect or particular whatsoever, except by a writing duly executed by all of the Parties.

14. Entire Agreement. This Agreement sets forth the entire understanding of the Parties with respect to the transactions contemplated hereby, supersedes all prior discussions, understandings, agreements and representations, and shall not be modified or affected by any offer, proposal, statement or representation, oral or written, made by or for any Party in connection with the negotiation of the terms hereof.

15. Counterparts; Facsimile or Electronic Signatures. This Agreement may be executed simultaneously in multiple counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Agreement, any and all agreements and instruments executed and delivered in accordance herewith, along with any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or other means of electronic transmission, shall be treated in all manner and respects and for all purposes as an original signature, agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

16. No Third Party Beneficiaries. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any Person, other than the Parties to this Agreement, any rights or remedies under or by reason of this Agreement.

17. Necessary Actions. The Parties agree to take any and all actions and to execute all such documents as may be reasonably required to implement this Agreement.

18. Binding Nature. This Agreement shall be binding upon, and inure to the benefit of, the Parties hereto and their respective successors and assigns.

19. Consultation with Counsel; Voluntary Execution. The Parties hereby acknowledge and represent that they (a) have had the opportunity to consult with competent and independent counsel of their own choosing and have obtained relevant legal advice on the implications of this Agreement, (b) fully understand the legal implications of their rights and responsibilities under this Agreement, (c) have read, know, and understand completely the contents hereof, and (d) have voluntarily executed this Agreement.

20. Severability. Should any one or more of the provisions of this Agreement be determined to be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of all remaining provisions nevertheless shall remain effective and binding and shall not be affected or impaired thereby.

21. Governing Law. This Agreement shall, in all respects, be governed by and interpreted in accordance with the laws of the State of Florida.

22. Jurisdiction and Venue. The Bankruptcy Court shall retain jurisdiction over the Parties to hear and determine any matters or disputes arising from or related to this Agreement, and each of the Parties acknowledges and consents to such jurisdiction.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

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BIOVEST INTERNATIONAL, INC.

By:	/s/ David Moser
Name: David Moser
Title: Secretary

CORPS REAL, LLC

By:	/s/ Ronald E. Osman
Name: Ronald E. Osman
Title: Manager

PSOURCE STRUCTURED DEBT LIMITED

By:	PSource Capital Ltd, its investment consultant

	By:	/s/ Soondra Appavoo
	Name:	Soondra Appavoo
	Title:	Authorized Signatory

VALENS U.S. SPV I, LLC

By:	Valens Capital Management, LLC, its investment manager

	By:	/s/ Patrick Regan
Name: Patrick Regan
Title: Authorized Signatory

VALENS OFFSHORE SPV I, LTD.

By:	Valens Capital Management, LLC, its investment manager

	By:	/s/ Patrick Regan
Name: Patrick Regan
Title: Authorized Signatory

VALENS OFFSHORE SPV II, CORP.

By:	Valens Capital Management, LLC, its investment manager

	By:	/s/ Patrick Regan
Name: Patrick Regan
Title: Authorized Signatory

LAURUS MASTER FUND LTD. (In Liquidation)

By:	/s/ Patrick Regan
Name: Patrick Regan
Title: Authorized Signatory

ERATO CORP.

By:	/s/ Patrick Regan
Name: Patrick Regan
Title: Authorized Signatory

LV ADMINISTRATIVE SERVICES, INC.

By:	/s/ Patrick Regan
Name: Patrick Regan
Title: Authorized Signatory